Exhibit 99.2

CAPMARK FINANCIAL GROUP INC.

(“CAPMARK”)

Financial Supplement

THIRD QUARTER 2008

Table of Contents	Page #
Notice and Forward-Looking Statement Disclosure	2
Property Type Diversification	3
Geographic Diversification	4
Loan Vintage	5
Funded Loans and Unfunded Commitments	6
Weighted Average Loan To Value	7
Non-Performing Assets	8
Loan Originations	9
Adjusted Debt to Adjusted Equity Ratio (Non-GAAP)	10
Capmark’s Debt Ratings - Long Term and Short Term	11
Capmark’s Servicer Ratings	12
Capmark’s Global Servicing Portfolio	13
Capmark Investments’ Assets Under Management	14

Notice

All financial information included herein is unaudited.

The information should be read in conjunction with Capmark’s press release announcing its third quarter 2008 financial results issued November 5, 2008.  The information in this Financial Supplement speaks as of the respective dates set forth herein and Capmark disclaims any obligation to update this report after such dates.

Forward-Looking Statement Disclosure

Certain statements in this report may constitute forward-looking statements. These statements are based on management’s current expectations and beliefs but are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, among others, adverse changes in debt and capital markets conditions, which may adversely impact Capmark’s access to capital on acceptable terms or the value or salability of our real estate related investments; interest rate and credit spread fluctuations; adverse changes in commercial real estate markets; changes in general economic and business conditions, which will, among other things, affect the amount Capmark may earn on products and services and the availability and credit worthiness of its customers; changes in applicable laws and regulations; risks posed by competition; currency risks and other risks associated with international markets.

Such forward-looking statements are made only as of the date of this release. Capmark expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Capmark’s expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.

####

Property Type Diversification - Capmark’s Global Loan Portfolio(1) Dollars in Millions

	Property Type Diversification
	December 31, 2005						December 31, 2006
Property Type	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Multifamily	$1,173.6	25.5%	$2,167.0	27.3%	$3,340.6	26.7%	$709.6	20.0%	$1,843.0	22.6%	$2,552.6	21.8%
Retail	727.4	15.8	1,029.0	13.0	1,756.4	14.0	526.3	14.8	1,297.0	15.9	1,823.3	15.6
Office	704.7	15.3	1,900.9	24.0	2,605.6	20.8	662.1	18.6	2,298.2	28.2	2,960.3	25.3
Hospitality	1,126.3	24.5	788.0	9.9	1,914.3	15.3	741.1	20.9	646.2	7.9	1,387.3	11.8
Healthcare	455.7	9.9	984.2	12.4	1,439.9	11.5	568.6	16.0	546.3	6.7	1,114.9	9.5
Mixed-Use(3),(4)	407.1	9.0	1,063.4	13.4	1,470.5	11.7	342.9	9.7	1,525.9	18.7	1,868.8	16.0
Other
Industrial
Land
Condominium		See note 4						See note 4
Golf Course
All Other

Total	$4,594.8	100.0%	$7,932.5	100.0%	$12,527.3	100.0%	$3,550.6	100.0%	$8,156.6	100.0%	$11,707.2	100.0%

Dollars in Millions

	Property Type Diversification
	December 31, 2007						September 30, 2008
Property Type	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Multifamily	$1,326.5	20.6%	$1,501.8	18.2%	$2,828.3	19.2%	$1,770.6	22.0%	$1,177.0	23.3%	$2,947.6	22.5%
Retail	639.1	9.9	2,169.5	26.3	2,808.6	19.1	673.2	8.3	783.9	15.5	1,457.1	11.1
Office	1,436.0	22.3	1,616.1	19.6	3,052.1	20.8	1,663.4	20.6	980.0	19.4	2,643.4	20.1
Hospitality	1,254.5	19.5	303.6	3.7	1,558.1	10.6	1,786.4	22.2	255.1	5.0	2,041.5	15.6
Healthcare	1,130.3	17.5	481.4	5.8	1,611.7	11.0	1,274.0	15.8	460.3	9.1	1,734.3	13.2
Mixed-Use(3)	101.8	1.6	1,319.5	16.0	1,421.3	9.7	186.5	2.3	709.4	14.0	895.9	6.8
Other
Industrial	87.6	1.4	123.3	1.5	210.9	1.4	103.3	1.3	120.6	2.4	223.9	1.7
Land	139.5	2.2	273.8	3.3	413.3	2.8	112.8	1.4	289.2	5.7	402.0	3.1
Condominium	35.1	0.5	198.8	2.4	233.9	1.6	40.7	0.5	164.1	3.2	204.8	1.5
Golf Course	274.2	4.3	11.0	0.1	285.2	1.9	298.7	3.7	11.0	0.2	309.7	2.4
All Other	24.1	0.2	256.7	3.1	280.8	1.9	149.5	1.9	111.1	2.2	260.6	2.0

Total	$6,448.7	100.0%	$8,255.5	100.0%	$14,704.2	100.0%	$8,059.1	100.0%	$5,061.7	100.0%	$13,120.8	100.0%

(1)

Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)	Capmark Bank loans consist only of loans owned by Capmark Bank, our Utah industrial bank subsidiary.
(3)	“Mixed-use” consists of loans secured by properties with more than one commercial real estate property type and loans secured by pools of mixed property types.
(4)	As of December 31, 2005 and 2006, “Mixed Use” includes the property types included in the “Other” heading.

Geographic Diversification - Capmark’s Global Loan Portfolio (1)

Dollars in Millions

	Geographic Diversification
	December 31, 2005
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$479.0	10.4%	$964.0	12.2%	$1,443.0	11.5%
Metropolitan New York	352.2	7.7	364.7	4.6	716.9	5.7
Washington DC	270.3	5.9	287.2	3.6	557.5	4.5
Philadelphia	181.8	4.0	245.5	3.1	427.3	3.4
Northern California	94.2	2.0	271.0	3.4	365.2	2.9
Orlando	240.1	5.2	98.7	1.2	338.8	2.7
Dallas	86.1	1.9	175.3	2.2	261.4	2.1
Other - North America	2,891.1	62.9	2,938.8	37.0	5,829.9	46.5
Europe	—	—	1,773.3	22.4	1,773.3	14.2
Asia	—	—	814.0	10.3	814.0	6.5
Total	$4,594.8	100.0%	$7,932.5	100.0%	$12,527.3	100.0%

	Geographic Diversification
	December 31, 2006
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$488.2	13.8%	$687.7	8.4%	$1,175.9	10.0%
Metropolitan New York	147.6	4.2	273.4	3.4	421.0	3.6
Washington DC	111.8	3.1	235.7	2.9	347.5	3.0
Boston	189.4	5.3	102.0	1.3	291.4	2.5
Phoenix	91.9	2.6	194.5	2.4	286.4	2.4
London	—	0.0	276.1	3.4	276.1	2.4
Dallas	92.1	2.6	166.5	2.0	258.6	2.2
Other - North America	2,429.6	68.4	2,761.6	33.8	5,191.2	44.3
Europe - Other	—	—	2,547.3	31.2	2,547.3	21.8
Asia	—	—	911.8	11.2	911.8	7.8
Total	$3,550.6	100.0%	$8,156.6	100.0%	$11,707.2	100.0%

Dollars in Millions

	Geographic Diversification
	December 31, 2007
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$618.4	9.6%	$547.8	6.6%	$1,166.2	7.9%
Metropolitan NY	415.9	6.4	255.1	3.1	671.0	4.6
Phoenix	266.1	4.1	307.7	3.7	573.8	3.9
Washington DC	264.0	4.1	279.3	3.4	543.3	3.7
Dallas	308.6	4.8	158.6	1.9	467.2	3.2
Atlanta	256.1	4.0	155.4	1.9	411.5	2.8
Philadelphia	318.5	4.9	67.0	0.8	385.5	2.6
Other - North America	4,001.1	62.1	2,638.1	32.0	6,639.2	45.2
Europe	—	—	3,036.4	36.8	3,036.4	20.6
Asia	—	—	810.1	9.8	810.1	5.5
Total	$6,448.7	100.0%	$8,255.5	100.0%	$14,704.2	100.0%

	Geographic Diversification
	September 30, 2008
Location	Capmark Bank Loan Portfolio(2)%		Capmark Non- Bank Loan Portfolio	%	Capmark Total Loan Portfolio	%

Southern California	$679.1	8.4%	$549.3	10.9%	$1,228.4	9.4%
Metropolitan NY	476.4	5.9	277.9	5.5	754.3	5.7
Phoenix	346.9	4.3	310.3	6.1	657.2	5.0
Washington DC	296.8	3.7	264.8	5.2	561.6	4.3
Philadelphia	425.4	5.3	66.9	1.3	492.3	3.8
Dallas	396.4	4.9	87.1	1.7	483.5	3.7
San Francisco	378.1	4.7	58.2	1.2	436.3	3.3
Other - North America(3)	5,060.0	62.8	1,913.3	37.8	6,973.3	53.1
Europe(4)	—	—	789.2	15.6	789.2	6.0
Asia	—	—	744.7	14.7	744.7	5.7
Total	$8,059.1	100.0%	$5,061.7	100.0%	$13,120.8	100.0%

(1)

Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark's consolidated balance sheet.

(2)	Capmark Bank loans consist only of loans owned by Capmark Bank, our Utah industrial bank subsidiary.
(3)	No one location represents more than 3.29% of the total portfolio.
(4)	Non-Bank amount includes $234.6 million of assets related to certain securitizations that are required under GAAP rules to be consolidated on Capmark’s balance sheet.

Loan Vintage - Capmark’s Global Loan Portfolio (1) Dollars in Millions

	Loan Diversification by Origination Vintage
	December 31, 2007		September 30, 2008
Vintage Year	Loan Portfolio (3)%		Loan Portfolio (3)%

2008	$—	—%	$2,065.2	15.7%
2007	9,131.0	62.2	6,856.0	52.3
2006	3,697.2	25.1	2,853.0	21.7
2005	1,133.0	7.7	778.7	5.9
2004	202.2	1.4	144.3	1.1
2003 & Prior	182.4	1.2	114.8	0.9
Acquired Non-Performing Loans (2)	358.4	2.4	308.8	2.4

Totals	$14,704.2	100.0%	$13,120.8	100.0%

(1)

Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)	Acquired non-performing loans are not assigned a vintage year.
(3)	Unpaid principal balance less the amount of any market valuation adjustments and other discounts to carrying value.

Summary of Funded Loans / Unfunded Commitments - Capmark’s Global Loan Portfolio (1) Dollars in Millions

	Portfolio as of September 30, 2008
	Carrying Value (3)	% of Funded Total	Unfunded Commitment	Total Outstanding Commitment	Unfunded Commitment as of June 30, 2008
Capmark Bank Loans (2)
Agency	$441.5	5.5%	$56.3	$497.8	$66.5
Construction	1,035.6	12.9	826.1	1,861.7	993.2
Property Type(4)
Office	1,575.9	19.6	352.6	1,928.5	372.2
Multifamily	1,243.6	15.4	104.3	1,347.9	130.0
Retail	467.9	5.8	78.9	546.8	84.0
All Other	3,294.6	40.8	122.8	3,417.4	99.6

Total Capmark Bank Loans	$8,059.1	100.0%	$1,541.0	$9,600.1	$1,745.5

Non-Capmark Bank Loans
Agency	$47.0	0.9%	$—	$47.0	$—
Construction	331.4	6.5	189.5	520.9	277.9
Property Type(4)
Office	979.9	19.4	120.2	1,100.1	155.5
Multifamily	1,056.4	20.9	235.7	1,292.1	238.8
Retail	762.5	15.1	25.4	787.9	30.1
All Other	1,884.5	37.2	454.5	2,339.0	501.0

Total Non-Capmark Bank Loans	$5,061.7	100.0%	$1,025.3	$6,087.0	$1,203.3

Total Capmark Loans
Agency	$488.5	3.7%	$56.3	$544.8	$66.5
Construction	1,367.0	10.4	1,015.6	2,382.6	1,271.1
Property Type(4)
Office	2,555.8	19.5	472.8	3,028.6	527.7
Multifamily	2,300.0	17.5	340.0	2,640.0	368.8
Retail	1,230.4	9.4	104.3	1,334.7	114.1
All Other	5,179.1	39.5	577.3	5,756.4	600.6

Total Capmark Loans	$13,120.8	100.0%	$2,566.3	$15,687.1	$2,948.8

Dollars in Millions

Loan Portfolio (1)	Total Unfunded Commitment

September 30, 2008	$2,566.3

June 30, 2008	$2,948.8

March 31, 2008	$3,599.9

December 31, 2007	$3,964.2

(1)

Capmark’s loan portfolio consists of all loans (held for investment before allowance for loan losses and held for sale net of mark to market adjustments) reflected on Capmark’s consolidated balance sheet.

(2)	Capmark Bank loans consist only of loans owned by Capmark Bank, our Utah industrial bank subsidiary.
(3)	Unpaid principal balance less the amount of any market valuation adjustments and other discounts to carrying value.
(4)	Property types for Agency and Construction loans are not presented in this table. For more information on property type diversification see page 3.

Weighted Average Loan To Value - Capmark’s Global Loan Portfolio

	December 31,		March 31,	June 30,	Sept. 30,
Loan To Value (LTV) statistics(1)	2006	2007	2008	2008	2008
WA Loan to Value (%) - Capmark Non-Bank Loan Portfolio	70.9%	73.9%	72.3%	68.6%	70.6%
WA Loan to Value (%) - Capmark Bank Loan Portfolio	65.5%	66.2%	65.2%	66.2%	66.6%
WA Loan to Value (%) - All Loans	69.2%	70.4%	68.9%	67.2%	68.1%

(1)

Collateral values used for determination of weighted average LTV are derived from appraisals at the time of the origination of a loan or any subsequent appraisal ordered and received by Capmark.   For property-repositioning and construction financings, the LTV percentages are typically based on the total commitment amount inclusive of future funding and a projected, appraised future stabilized value.

Non-Performing Assets - Capmark’s Global Loan Portfolio

	Non-Performing Asset Statistics
Dollars in Millions	December 31,			March 31,	June 30,	Sept. 30,
Non-Performing Assets (1)	2005	2006	2007	2008	2008	2008

Number of Loans	20	21	22	22	22	35
Gross unpaid principal balance	$179.6	$214.5	$259.3	$288.8	$346.8	$455.9
Basis adjustments before allowance for loan losses (2)	(44.9)	(52.6)	(50.9)	(74.1)	(104.9)	(112.6)
Specifically assigned allowance for loan losses	(20.9)	(55.5)	(6.9)	(13.4)	(16.0)	(33.4)
Carrying value	$113.8	$106.4	$201.5	$201.3	$225.9	$309.9
Ratio of non-performing assets to total loans and foreclosed real estate (3)	0.9%	0.9%	1.4%	1.3%	1.7%	2.4%
Carrying value as a percentage of total assets	0.6%	0.5%	0.9%	0.9%	1.1%	1.4%

Capmark’s historic loss severity on resolved non-performing loans from 2003 through September 30, 2008 was 30.25%.

(1)

Non-performing assets include all originated loans on non-accrual status and foreclosed real estate collateral.  Non-performing assets do not include any non-performing loans acquired for investment purposes.

(2)	Basis adjustments include valuation charges, impacts from pushdown accounting, and other discounts to carrying value.
(3)

This ratio represents our ‘‘Non-Performing Assets’’ divided by our total loans (performing and non-performing) and real estate acquired through foreclosure on originated loans as of that period.  All non-performing assets are assigned and allocated a specific allowance for loan losses. Non-performing assets are reported net of their actual specific reserves.

Loan Origination - Capmark’s Global Loan Portfolio

The following table presents information concerning the volume of loans originated by Capmark by type of lending during the periods indicated.

Dollars in Millions

Loan Origination Statistics

	Year Ended December 31,
	2005		2006		2007
Lending Type	Loan Commitment Amount	%	Loan Commitment Amount	%	Loan Commitment Amount	%

Capmark Bank (US Only)	$5,914.0	19.8%	$4,962.7	16.6%	$8,928.2	30.6%
Capmark Non-Bank(1)	10,449.0	35.1	11,904.8	39.9	7,551.3	25.8
GSE and Agency Lending	3,347.3	11.2	3,316.5	11.1	5,535.2	18.9
Third-Party	10,094.3	33.9	9,681.2	32.4	7,208.2	24.7
Total	$29,804.6	100.0%	$29,865.2	100.0%	$29,222.9	100.0%

Dollars in Millions

	Quarter Ended September 30,				Year to Date September 30,
	2007		2008		2007		2008
Lending Type	Loan Commitment Amount	%	Loan Commitment Amount	%	Loan Commitment Amount	%	Loan Commitment Amount	%

Capmark Bank (US Only)	$2,404.1	27.9%	$521.1	19.7%	$8,011.6	31.8%	$1,529.1	18.7%
Capmark Non-Bank(1)	2,137.3	24.8	138.4	5.2	7,169.2	28.4	365.1	4.5
GSE and Agency Lending	1,406.8	16.3	1,219.6	46.0	3,986.9	15.8	4,199.4	51.4
Third-Party	2,669.2	31.0	771.3	29.1	6,038.2	24.0	2,074.2	25.4
Total	$8,617.4	100.0%	$2,650.4	100.0%	$25,205.9	100.0%	$8,167.8	100.0%

(1)	Capmark Non-bank includes all Capmark loan originations other than loans categorized as GSE and Agency Lending and originations by Capmark Bank, our Utah industrial bank subsidiary.

Adjusted Debt To Adjusted Equity Ratio (Non-GAAP) Consolidated Financial Statements

Dollars in Millions

	December 31,						March 31,		June 30,		September 30,
Adjusted Non-GAAP Debt to Equity Ratio Components	2005		2006		2007		2008		2008		2008

Total indebtedness (GAAP)	$15,788		$15,276		$17,693		$18,555		$16,520		$17,111
Less:
Junior subordinated debentures	—		250		250		250		250		250
Collateralized borrowings in securitization trusts	1,232		1,477		261		262		256		233
Consolidated LIHTC partnership debt	196		324		336		302		227		207
Adjusted debt (Non-GAAP)	$14,360		$13,225		$16,846		$17,741		$15,787		$16,421

Total stockholders’ equity (GAAP)	$1,997		$2,229		$2,507		$2,280		$2,287		$2,185
Plus:
Trust preferred securities	—		250		250		250		250		250
Mezzanine equity	—		102		102		101		96		94
Adjusted equity (Non-GAAP)	$1,997		$2,581		$2,859		$2,631		$2,633		$2,529

Debt to equity ratio (GAAP)	7.9	x	6.9	x	7.1	x	8.1	x	7.2	x	7.8	x
Adjusted debt to adjusted equity ratio (Non-GAAP)	7.2	x	5.1	x	5.9	x	6.7	x	6.0	x	6.5	x

Cash (excluding restricted cash)	$346		$324		$1,204		$883		$726		$1,601

Our ratio of adjusted debt to adjusted equity is a non-GAAP financial measure that our management uses to evaluate the degree of financial leverage present in our capital structure. Our measure may not be comparable to measurements used by other companies, including other finance companies, and should not be considered as a substitute for, or an alternative to, a ratio of total indebtedness to total stockholders’ equity calculated on a GAAP basis. Our GAAP debt to equity ratio is the ratio of our total indebtedness to total stockholders’ equity.

In calculating adjusted debt for purposes of this non-GAAP ratio, we adjust GAAP total indebtedness to reflect the exclusion of the junior subordinated debentures underlying the trust preferred securities issued by Capmark Trust and the portion of our indebtedness relating to securitization transactions and indebtedness related to certain Low Income Housing Tax Credit (LIHTC) partnership interests, which is required to be consolidated under GAAP but is not considered to be indebtedness under our senior credit facilities.

In calculating adjusted equity for purposes of this non-GAAP ratio, we adjust GAAP total stockholders’ equity to reflect the inclusion of the trust preferred securities issued by Capmark Trust and the mezzanine equity we issued to our employees and directors, which are commonly considered by investors and rating agencies to be components of equity.

Capmark’s Debt Ratings - Long Term And Short Term

The following table presents the credit ratings and ratings outlook assigned to our unsecured indebtedness by Moody’s, S&P and Fitch as of the date of this report. Credit ratings are opinions of a rated entity’s ability to meet its ongoing obligations. Credit ratings are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by the assigning rating agency. Each agency’s rating should be evaluated independently of any other agency’s rating.

Ratings as of November 5, 2008

Long-Term Senior Unsecured Debt Ratings

	Rating	Outlook

Standard & Poor’s	BBB-	Stable

Moody’s	Baa3	Negative

Fitch Ratings	BBB-	Negative

Short-Term Senior Unsecured Debt Ratings

	Rating	Outlook

Standard & Poor’s	A3	Stable

Moody’s (1)	—	—

Fitch Ratings	F3	Negative

(1) Moody’s does not rate our short term senior unsecured debt

Capmark’s Servicer Ratings

Ratings as of November 5, 2008

U.S. primary servicing

(1)	Standard & Poor’s	Strong

(2)	Fitch Ratings	CPS1-

(3)	DBRS	Superior

U.S. master servicing

(1)	Standard & Poor’s	Strong

(2)	Fitch Ratings	CMS1-

(3)	DBRS	Superior

U.S. special servicing

(1)	Standard & Poor’s	Strong

(2)	Fitch Ratings	CSS1

(3)	DBRS	Not Rated

UK / Ireland primary/master servicing

(1)	Standard & Poor’s	Strong

(2)	Fitch Ratings	CPS1-

(3)	DBRS	Superior

UK / Ireland special servicing

(1)	Standard & Poor’s	Strong

(2)	Fitch Ratings	CSS2+

(3)	DBRS	Not Rated

(1)	“Strong” is the highest of five ratings given by S&P to servicing companies.

(2)

Companies with a level “1” rating, the highest category of rating given a servicer of a commercial real estate transaction by Fitch, are expected to have all areas of their company operating at “top efficiency and productivity” and must have “proven abilities and performance of the highest standards.”

(3)	“Superior” is the highest of four ratings given by DBRS to servicing companies.

Capmark’s Global Servicing Portfolio

Dollars in Millions

	December 31,
Servicing Portfolio	2005		2006		2007
	# of Loans	UPB	# of Loans	UPB	# of Loans	UPB
Master / Primary / Special	15,515	$62,318	13,881	$57,888	12,797	$75,779
Master / Primary	38,376	168,342	38,716	215,400	37,381	261,175
Special	6,103	45,310	5,529	37,620	4,994	34,776

Total	59,994	$275,970	58,126	$310,908	55,172	$371,730

Originated	8,987	$68,338	9,551	$80,290	9,514	$91,927
Acquired	29,307	166,702	28,540	187,536	27,100	234,163
Contracted	21,700	40,930	20,035	43,082	18,558	45,640

Total	59,994	$275,970	58,126	$310,908	55,172	$371,730

Dollars in Millions

	September 30,
Servicing Portfolio	2007		2008
	# of Loans	UPB	# of Loans	UPB
Master / Primary / Special	13,152	$71,615	11,273	$71,620
Master / Primary	38,361	255,783	35,585	264,778
Special	5,134	35,481	3,937	26,774

Total	56,647	$362,879	50,795	$363,172

Originated	9,603	$92,372	9,496	$92,814
Acquired	27,335	227,973	23,390	$219,427
Contracted	19,709	42,534	17,909	$50,931

Total	56,647	$362,879	50,795	$363,172

Capmark Investments’ Assets Under Management

	December 31,			September 30,
Dollars in Millions (1)	2005	2006	2007	2008

Proprietary Investments:
Real estate equity	$398.8	$232.1	$191.8	$184.5
CMBS: below investment grade	192.0	224.7	76.5	50.5
CMBS: investment grade	22.4	19.3	8.8	19.3
ABS	—	34.4	2.6	—
Whole loans	122.0	48.2	47.5	52.1
Mezzanine debt	—	—	64.4	81.1
Commercial discount loans	—	—	5.5	4.6
CDOs	124.6	65.9	66.9	46.1
Funds invested in real estate equity	191.3	286.1	422.2	426.6
Funds invested in real estate debt instruments	39.9	78.9	100.1	89.4

Subtotal Proprietary Investments	1,091.0	989.6	986.3	954.2

Third Party Investments	8,624.1	8,799.3	9,328.2	8,818.6

Total Assets Under Management	$9,715.1	$9,788.9	$10,314.5	$9,772.8

Number of Clients	41	33	35	33

(1)     Amounts are subject to change based on the receipt of financial information for the underlying investments subsequent to the completion of the financial reports for the applicable period.